                          ACTIVE ASSETS TAX-FREE TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                AMOUNT OF     % OF
                                     OFFERING       TOTAL        SHARES     OFFERING  % OF FUNDS
  SECURITY      PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF     PURCHASED  PURCHASED     TOTAL                      PURCHASED
 PURCHASED     TRADE DATE  OFFERING   SHARES      OFFERING       BY FUND    BY FUND     ASSETS        BROKERS         FROM
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                                                                                                      Goldman,
                                                                                                    Sachs & Co.,
                                                                                                      Bank of
                                                                                                      America
                                                                                                     Securities
                                                                                                     LLC, Fifth
                                                                                                       Third
                                                                                                    Securities,
                                                                                                       Inc.,
                                                                                                   Oppenheimer &
                                                                                                     Co., Inc.,
                                                                                                   Merrill Lynch
                                                                                                       & Co.,
  State of                                                                                            Comerica
 Michigan GO                                                                                        Securities,
Notes, Fiscal   12/14/07      --     $100.813  $1,350,000,000  60,000,000    4.44%       0.74%      Inc., Loop    Loop Capital
 Year 2008,                                                                                          Capital
  Series A                                                                                         Markets, LLC,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Siebert
                                                                                                     Brandford
                                                                                                    Shank & Co.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                      Lehman
                                                                                                     Brothers